              Supplement to the Prospectus, dated October 28, 1998
                                       For
                      Institutional Select(TM) S&P 500 Fund
               Institutional Select(TM) Large-Cap Value Index Fund
               Institutional Select Small-Cap(TM) Value Index Fund

The "Shareholder Transaction Expenses" section on page 3 is modified as follows:

A proposal is currently being considered to increase redemption fees for the S&P 500 Fund and Large-Cap Value Index Fund upon notice to shareholders.

The "Annual Operating Expenses" section on page 3 is modified to state that:

The Investment Advisor and Schwab guarantee that total operating expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Small-Cap Value Fund will not exceed 0.00% through at least December 31, 1999.

Paragraph 3 of the "The Funds are managed by the Investment Advisor" section is deleted and the following information is added to this section:

Larry Mano, a portfolio manager, is responsible for the day-to-day management of the Large-Cap Value Fund and Small-Cap Value Fund. Prior to joining the Investment Advisor in 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.

The first sentence of the second paragraph of the "Investment Strategies" section on page 8 is modified to read:

Each Fund normally will invest at least 80% of its total assets in securities making up its index (Index Stocks).

The "The Risks" section on page 9 is modified to include the following:

Other Risks. One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000. The Investment Advisor is taking steps to enable its systems to handle this issue. The Investment Advisor also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities market in general.

The "Initial Minimum Investments" section on page 12 is modified to state that:

The initial minimum investment requirements for the Large-Cap Value Fund and Small-Cap Value Fund are waived for Investment Managers' aggregate client accounts. All other investment requirements described in this Prospectus have not changed. Each Fund reserves the right to reinstate or change the initial minimum requirements.

The mailing address in the section titled "By mail." on page 13 is changed to read P.O. Box 7575, San Francisco, Ca 94120-7575




TF7194   (11/01/99)